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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

VICAN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-107179 & 000-51210	980380519
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

11650 South State Street, Suite 240
Draper, Utah		84020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 816-2510

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On March 8, 2017, Vican Resources, Inc. (the “Company”) received approval from the Financial Industry Regulatory Authority (“FINRA”) to implement a reverse stock split in the ratio of 1 share for every 1,000 shares of its Common Stock (the “Reverse Split”). As a result of the Reverse Split, the Company’s issued and outstanding stock will be consolidated from 1,939,840,020 into 1,939,841 shares of common stock issued and outstanding. Current stock certificates may be exchanged for new certificates by contacting the Company’s transfer agent, Pacific Stock Transfer Company, Inc. at 6725 Via Austi Parkway, Suite 300, Las Vegas, NV 89119, Telephone (800) 785-7782.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vican Resources, Inc.

Date: March 17, 2017	By: /s/ Chene C. Gardner
Chene C. Gardner
Chief Executive Officer